                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 --------------

                                    FORM T-1

                 FOR STATEMENTS OF ELIGIBILITY AND QUALIFICATION
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                 --------------

                      SOUTHTRUST BANK, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

         Not Applicable                                       63-0022787
    (STATE OF INCORPORATION IF                             (I.R.S. EMPLOYER
       NOT A NATIONAL BANK)                               IDENTIFICATION NO.)

            100 Office Park Drive,
             Birmingham, Alabama                                 35223
(ADDRESS OF TRUSTEE'S PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                Judith B. Miller
                      SouthTrust Bank, National Association
                              100 Office Park Drive
                           Birmingham, Alabama  35223
                                 (205) 254-5105
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                BFC FINANCE CORP.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


               Delaware                                    52-1994568
    (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)


1455 Pennsylvania Avenue, N.W., Suite 230
             Washington, D.C.                                 20004
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 --------------

                      REMIC Lease-Backed Bonds, Series 1996
                                     Class A
                                     Class B
                       (TITLE OF THE INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION

          FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of the Currency
               Southeastern District Office
               1117 Perimeter Center West, Suite W401
               Atlanta, Georgia  30338-5417

               Federal Reserve Bank of Atlanta
               104 Marietta Street, N.W.
               Atlanta, Georgia  30303-2713

               Federal Deposit Insurance Corporation
               550 17th Street, N.W.
               Washington, D.C.  20429


     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Yes.


ITEM 2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

          IF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None.


ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
              COL. A                             COL B
-------------------------------------------------------------------------------
          TITLE OF CLASS                   AMOUNT OUTSTANDING
-------------------------------------------------------------------------------
          Common Stock                     1,020,000 shares,
                                           par value $8.83/share

ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     (a)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

          None.

     (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

          Not Applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

          None.

ITEM 6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR:

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
      COL. A            COL. B             COL. C              COL. D
-------------------------------------------------------------------------------
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                                           REPRESENTED BY
                                        AMOUNT OWNED       AMOUNT GIVEN IN
  NAME OF OWNER     TITLE OF CLASS      BENEFICIALLY           COL. C
-------------------------------------------------------------------------------

     Based upon an examination of the books and records of the trustee and upon information received from the obligor, the amount of voting securities of the trustee owned beneficially by the obligor and its directors and executive officers, taken as a group, does not exceed one percent of the outstanding voting securities of the trustee.

ITEM 7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
     COL. A           COL. B           COL. C            COL. D
-------------------------------------------------------------------------------
                                                      PERCENTAGE OF
                                                         VOTING
                                                       SECURITIES
                                    AMOUNT OWNED     REPRESENTED BY
  NAME OF OWNER   TITLE OF CLASS    BENEFICIALLY     AMOUNT GIVEN IN
                                                         COL. C
-------------------------------------------------------------------------------

     Based upon an examination of the books and records of the trustee and upon information received from the underwriters and the obligor, the amount of voting securities of the trustee owned beneficially by any underwriter, and its directors, partners and executive officers, taken as a group, does not exceed one percent of the outstanding voting securities of the trustee.


ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
     COL. A              COL. B               COL. C              COL. D
-------------------------------------------------------------------------------
                                           AMOUNT OWNED
                                          BENEFICIALLY OR
                       WHETHER THE      HELD AS COLLATERAL   PERCENT OF CLASS
                     SECURITIES ARE        SECURITY FOR       REPRESENTED BY
                   VOTING OR NONVOTING    OBLIGATIONS IN     AMOUNT GIVEN IN
 TITLE OF CLASS        SECURITIES             DEFAULT             COL. C
-------------------------------------------------------------------------------

     Based upon an examination of the books and records of the trustee the amount of any class of securities of the obligor owned beneficially by the trustee or held by the trustee as collateral securities for obligations in default does not exceed one percent of the outstanding securities of such class.

ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
       COL. A              COL. B               COL. C              COL. D
-------------------------------------------------------------------------------
                                             AMOUNT OWNED
                                         BENEFICIALLY OR HELD
                                            AS COLLATERAL      PERCENT OF CLASS
                                             SECURITY FOR       REPRESENTED BY
 NAME OF ISSUER AND                         OBLIGATIONS IN     AMOUNT GIVEN IN
   TITLE OF CLASS    AMOUNT OUTSTANDING   DEFAULT BY TRUSTEE        COL. C
-------------------------------------------------------------------------------

     The trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of any underwriter for the obligor in excess of one percent of the outstanding securities of such class.


ITEM 10. OWNERSHIP OF HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
       COL. A               COL. B               COL. C             COL. D
-------------------------------------------------------------------------------

                                              AMOUNT OWNED
                                             BENEFICIALLY OR      PERCENT OF
                                           HELD AS COLLATERAL        CLASS
                                              SECURITY FOR      REPRESENTED BY
 NAME OF ISSUER AND                          OBLIGATIONS IN     AMOUNT GIVEN IN
   TITLE OF CLASS     AMOUNT OUTSTANDING   DEFAULT BY TRUSTEE       COL. C
-------------------------------------------------------------------------------

     None.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
       COL. A             COL. B                COL. C              COL. D
-------------------------------------------------------------------------------
                                             AMOUNT OWNED
                                         BENEFICIALLY OR HELD     PERCENT OF
                                            AS COLLATERAL           CLASS
   NAME OF ISSUER                            SECURITY FOR       REPRESENTED BY
    AND TITLE OF                            OBLIGATIONS IN      AMOUNT GIVEN IN
       CLASS        AMOUNT OUTSTANDING    DEFAULT BY TRUSTEE        COL. C
-------------------------------------------------------------------------------

     The trustee does not own beneficially or hold as collateral security for obligations in default any securities of any person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor in excess of one percent of the outstanding securities of such class.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                               AS OF JUNE 1, 1997
-------------------------------------------------------------------------------
            COL. A                     COL. B                COL. C
-------------------------------------------------------------------------------
    NATURE OF INDEBTEDNESS       AMOUNT OUTSTANDING         DATE DUE
-------------------------------------------------------------------------------

     None.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

          None.

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

          Not applicable.

ITEM 14.  AFFILIATES WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not applicable.

ITEM 16.  LIST OF EXHIBITS.

     Exhibit 1 Articles of Association of the Trustee as Now in Effect.

     Exhibit 2 Certificate of Authority of the Trustee to Commerce Business.

     Exhibit 3 Certificate of Authority of the Trustee to Exercise Trust Powers.

     Exhibit 4 Existing Bylaws of the Trustee.

     Exhibit 5 Not Applicable.

     Exhibit 6 Consent of the Trustee.

     Exhibit 7 Report of Condition of the Trustee.


                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SouthTrust Bank, a National Association organized and existing under the laws of Alabama, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Birmingham, and State of Alabama, on the __ day of June, 1997.

                    SOUTHTRUST BANK,
                    NATIONAL ASSOCIATION
                    -------------------------------------------
                                             (Trustee)


                    By   /s/ John Hiott, Vice President
                         --------------------------------------
                         John Hiott      (Name and Title)
                         Vice President

                                                                      EXHIBIT 1


                   SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION
                                 Birmingham, Alabama



                               ARTICLES OF ASSOCIATION

                               AS AMENDED AND RESTATED
                                   January 13, 1995






        I hereby certify this is a true and correct copy of the Articles of Association of SouthTrust Bank of Alabama,
         National Association as of this 8th day of October, 1996.


                                       /s/ SANDRA B. GODDARD
                                       -------------------------------
                                       Sandra B. Goddard
                                       Senior Vice President/Cashier

                     AMENDED AND RESTATED ARTICLES OF ASSOCIATION
                   SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION

FIRST. The title of this Association shall be "SouthTrust Bank of Alabama, National Association."

SECOND. The main office of the Association shall be in Birmingham, County of Jefferson, State of Alabama. The general business of the Association shall be conducted at its main office and its branches.

THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of the Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

Honorary or advisory members of the Board of Directors, without voting power or power of final decision in matters concerning the business and affairs of the Association, may be appointed by resolution of the Board of Directors.
If requested by the Board of Directors, honorary or advisory directors shall attend meetings of the Board of Directors, but shall not have voting power. Honorary or advisory Directors shall not be counted for purposes of determining the number of Directors of the association or the presence of a quorum in connection with any Board action, and shall not be required to own qualifying shares. The Amended and Restated By-laws of the Association shall contain such other provisions regarding honorary or advisory members of the Board of Directors as are not inconsistent with these Amended and Restated Articles of Association.

FOURTH. The annual meeting of shareholders of the Association shall be held in the City of Birmingham, State of Alabama, at the Association's principal offices on the third Tuesday of January of each year at such time as may be fixed by the Board of Directors of the Association, and if a legal holiday, then on the next following banking day, or at such other date, time and place as may be fixed by the Board of Directors and stated in the notice of the meeting. At the annual meeting of shareholders, the shareholders shall elect a Board of Directors of the Association and transact such other business as properly may be brought before such meeting.

Nominations of persons for election to the Board of Directors of the Association may be made by the Board of Directors or by any holder of any outstanding capital stock of the Association entitled to vote in respect of the election of directors of the Association. Nominations, other than those made by or on behalf of the Board of Directors of the Association, shall be made in writing and shall be delivered or mailed to the Chairman of the Board or the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than fourteen days nor more than fifty days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than twenty-one days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Chairman of the Board or the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.
Such notification shall contain the following information to the extent known to the notifying, shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the bank that will be voted for each proposed nominee; (d) the name and residence address of the shareholder; and
(e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the chairman of the meeting, be disregarded by the chairman of the meeting, and if so disregarded by the chairman of the meeting, the inspectors of election, or the persons performing a similar duty, may disregard all votes cast for such nominees.

Unless otherwise specified in these Amended and Restated Articles of Association or required by law, (1) all matters requiring shareholder action, including amendments to the Articles of Association, must be approved by shareholders owing a majority voting interest in the outstanding voting stock, and (2) each shareholder shall be entitled to one vote per share.

FIFTH. The amount of authorized capital stock of this Association shall be $9,006,600.00 divided into 1,020,000 shares of common stock of the par value per share of eight dollars and eighty-three cents ($8.83) but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the preemptive rights to subscribe to the new shares of capital stock must be exercised.

The Board of Directors of this Association may authorize the issue of capital stock or of debt obligations, whether or not subordinated, without the approval of its shareholders.

SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the board appoints another director to be Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all By-laws that may be lawful for them to make; and generally to do and perform all acts that may be legal for a Board of Directors to do and perform.

SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of Birmingham, Alabama, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the law of the United States.

NINTH. The Board of Directors of this Association, or any shareholder owning, in the aggregate, not less than 10 percent of the outstanding capital stock of this Association entitled to vote in respect of any matter to be considered at any special meeting of shareholders, may call a special meeting of shareholders at any time. Unless otherwise provided by law, a notice of the date, place, time and purpose of every special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days and not more than sixty days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association, and a notice of the date, place and time of every annual meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address at least ten days and not more than say days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

TENTH. Subject to the limitations stated in this Article Tenth, the Association shall indemnifying its directors, honorary and advisory directors, officers and employees to the extent permitted by the General Corporation Law of Delaware, as such law shall be in force from time to time. In addition to the conditions under which indemnification is permitted under the General Corporation Law of Delaware, such indemnification shall not be made by the Association if in the judgment of the Association the director, honorary or advisory director, officer or employee has not cooperated with the Association in its dealing with any aspect of the claim, suit, action or proceeding in which the Association has an interest. If requested by the Association, the director, honorary or advisory director, officer or employee shall assist in investigations and in the conduct of suits, including attending hearings and trials and giving evidence in connection therewith. Such indemnification shall not include indemnification of directors, honorary or advisory directors, officers or employees of the Association against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual in the form of payments to the Association, except that the Association may advance expenses in connection with such a proceeding or action as set forth below.

The Association may pay premiums for insurance covering the liability of its directors, honorary or advisory directors, officers or employees except where prohibited by the General Corporation Law of Delaware and except with regard to insurance coverage for a formal order assessing civil money penalties against an Association director, honorary or advisory director, officer, or employee arising out of an administrative proceeding or action instituted by an appropriate bank regulatory agency.

The indemnification provisions of this Article Tenth are not intended to adversely affect any rights that the Association or any director, honorary or advisory director, officer or employee of the Association may have with respect to any insurance policy, including, without limitation, any insurance policy maintained by the Association.

The Association shall advance expenses to its directors, honorary or advisory directors, officers or employees arising out of such an administrative proceeding or action instituted by an appropriate regulatory agency prior to a final order being entered only in accordance with the following:

         All advances must be subject to reimbursement if a final order is entered in the action assessing civil money penalties or requiring payments to the Association. Moreover, before any advances are made, the Board of Directors of the Association, in good faith, must determine in writing, that all of the following conditions are met:

              (1) the officer, director, honorary or advisory director, or employee has a substantial likelihood of prevailing on the merits;

              (2) in the event the officer, director honorary or advisory director or employee does not prevail, he or she will have the financial capability to reimburse the Association; and

              (3) payment of expenses by the Association will not adversely affect the Association's safety and soundness.

    If at any time the Board of Directors of the Association believes, or should reasonably believe that either conditions (1), (2) or (3) are no longer met, the Association must cease paying such expenses or premiums. Further, the Board of Directors of the Association must enter into a written agreement with the director, honorary or advisory director, officer or employee specifying the conditions under which he or she will be required to reimburse the Association. At a minimum, the agreement shall require reimbursement for expenses already paid, if and to the extent the Board of Directors finds that the director, honorary or advisory director, officer or employee willfully misrepresented factors relevant to the Board of Directors' determination of conditions (1) or (2), or if a final decision assessing penalties or requiring payments is returned. The Association shall ensure that it complies with all applicable laws and regulations affecting loans to directors, officers and employees, including but not limited to 12 U.S.C. Sections 84, 375a and 375b and 12 C.F.R. Section 215, as such laws and regulations shall be in effect from time to time, in the event reimbursement is required.

ELEVENTH. These Amended and Restated Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                                                    Exhibit 2
-----------------------------------------------------------------------------
    Comptroller of the Currency
    Administrator of National Banks
-----------------------------------------------------------------------------
    Washington, D.C.  20219



                                     CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "SouthTrust Bank of Alabama, National Association", Birmingham, Alabama (Charter No. 14569), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.



                                      IN TESTIMONY WHEREOF, I have hereunto
                                      subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 29th day of March, 1996.


                                      /s/ Eugene A. Ludwig
                                      ----------------------------------------
                                      Comptroller of the Currency

                                                                    Exhibit 3

-----------------------------------------------------------------------------
    Comptroller of the Currency
    Administrator of National Banks
-----------------------------------------------------------------------------
    Washington, D.C.  20219



                          CERTIFICATION OF FIDUCIARY POWERS

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "SouthTrust Bank of Alabama, National Association", Birmingham, Alabama (Charter No. 14569), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.

                               IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 29th day of June, 1995.


                               /s/ Eugene A. Ludwig
                               ---------------------------------------------
                               Comptroller of the Currency

                                                             EXHIBIT 4



                   SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION
                                 BIRMINGHAM, ALABAMA



                                       BY-LAWS


                               AS AMENDED AND RESTATED
                                   January 13, 1995



                 I hereby certify this is a true and correct copy of the By-Laws of SouthTrust Bank of Alabama, National Association as of this 8th day of October, 1996.



                                       /s/ SANDRA B. GODDARD
                                       -----------------------------
                                       Sandra B. Goddard
                                       Senior Vice President/Cashier

                                     ARTICLE ONE

                                     Shareholders

Section 1.

    The annual meeting of shareholders of the Association shall be held in the City of Birmingham, State of Alabama, at the Association's principal offices on the third Tuesday of January of each year at such time as may be fixed by the Board of Directors of the Association, and if a legal holiday, then on the next following banking day, or at such other date, time and place as may be fixed by the Board of Directors and stated in the notice of the meeting. At the annual meeting of shareholders, the shareholders shall elect a Board of Directors of the Association and transact such other business as properly may be brought before such meeting. Written notice of the annual meeting of shareholders, stating the date, place and time thereof, shall be mailed, postage prepaid, at least ten days and not more than sixty days prior to the date thereof, to each shareholder entitled to vote in respect of the matters to be considered at such annual meeting of shareholders.

Section 2.

    The Board of Directors of the Association, or any shareholder owning, in the aggregate, not less than 10 percent of the outstanding capital stock of the Association entitled to vote in respect of any matter to be considered at any special meeting of shareholders, may call a special meeting of shareholders at any time. Unless otherwise provided by law, written notice of any special meeting of shareholders, stating the date, place, time and purposes thereof, shall be mailed, postage prepaid, at least ten days and not more than sixty days prior to the date thereof, to each shareholder entitled to vote at such special meeting of shareholders.

Section 3.

    The holders of the outstanding common stock of the Association shall be entitled to one vote for each share held by them with respect to all matters coming before any meeting of shareholders as to which a vote or consent of the shareholders is required, including the election of directors. Except as otherwise provided by law or by the Amended and Restated Articles of Association, a majority of the outstanding capital stock of the Association entitled to vote thereat shall constitute a quorum in all meetings of the shareholders, and a majority of the votes cast shall decide every issue or question presented to any meeting of the shareholders, except that the Board of Directors of the Association may increase the vote of the shareholders required with respect to any such matter or question.

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

Section 4.

    At any meeting of shareholders, a shareholder entitled to vote thereat may be represented by proxy duly appointed by such shareholder in writing. Any person or group of persons, including directors or attorneys for the Association, may be designated to act as proxy for any such shareholders, but officers or employees of the Association may not be designated to act as proxy.

Section 5.

    The Board of Directors of the Association may fix a record date for determining shareholders of the Association entitled to notice of and to vote at any meeting of the shareholders of the Association, which date shall be a date not in excess of sixty days prior to the date of such meeting.

Section 6.

    If a meeting of shareholders is adjourned to a different date, time or place, notice need not be given of the new date, time or place, provided that the new date, time or place is announced at the meeting before adjournment, unless an additional item of business is to be considered at such adjourned meeting or unless the Association becomes aware of an intervening event materially affecting any matter to be voted on at such adjourned meeting. If a new record date for the adjourned meeting is fixed, notice of the adjourned meeting, stating the date, time, place and purposes thereof, shall be given to each shareholder of record entitled to vote at such adjourned meeting.

                                     ARTICLE TWO

                            Directors and Other Positions

Section 1.

    (a) The business and the affairs of the Association shall be managed and administered by the Board of Directors of the Association, which shall consist of not less than five nor more than twenty-five persons, the exact number of which, within such limits, to be established from time to time by the Board of Directors or by the holders of the majority of the outstanding capital stock of the Association entitled to vote in respect of the election of directors of the Association.

    (b) Nominations of persons for election to the Board of Directors of the Association may be made by the Board of Directors or by any holder of any outstanding capital stock of the Association entitled to vote in respect of the election of directors of the

Association. Nominations, other than those made by or on behalf of the Board of Directors of the Association, shall be made in writing and shall be delivered or mailed to the Chairman of the Board or the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than fourteen days nor more than fifty days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than twenty-one days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Chairman of the Board or the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the bank that will be voted for each proposed nominee;
(d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the chairman of the meeting, be disregarded by the chairman of the meeting, and if so disregarded by the chairman of the meeting, the inspectors of election, or the persons performing a similar duty, may disregard all votes cast for such nominees.

    (c) Directors need not be elected by written ballot, unless the chairman of the meeting otherwise determines.

    (d) Directors elected at any meeting of shareholders shall serve for the ensuing year and until their successors are elected and shall qualify, subjects to other provisions hereof and subject to the ability of the holders of a majority of the outstanding capital stock entitled to vote in respect of the election of directors to remove a director, with or without cause, at any time. No director shall act as a director until he shall have taken the oath of office required by law.

Section 2.

    All vacancies on the Board of Directors occurring in the intervals between meetings of the shareholders may be filled by the Board of Directors.

Section 3.

    The Board of Directors shall meet immediately upon adjournment of the meeting of shareholders at which such directors have been elected, or at such other time as the Board of Directors may determine, and following such initial meeting, the Board of Directors shall hold regular meetings on the third Tuesday in each month at 10:30 a.m. at the principal offices of the Association, unless said Tuesday is a legal holiday, in which case, the meeting shall be held on the next following banking day at the same place and hour.


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

Section 4.

    Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or any three members of the Board of Directors. Each member of the Board of Directors shall be given a reasonable advance notice of any special meeting of the Board of Directors, stating the date, time and place of such special meeting, which notice may be given in writing or in person or by telegram, telephone or other reasonable means.

Section 5.

    Each director of the Association who is not an officer or employee of the Association shall be entitled to an attendance fee for each meeting of the Board of Directors and a quarterly retained fee, the amount of such fees to be established from time to time by the Human Resources Committee of the Board of Directors.

Section 6.

    A majority of the entire Board of Directors is required to constitute a quorum of the Board of Directors authorized to transact business at any meeting of the Board of Directors. Except as otherwise provided by law, the Amended and Restated Articles of Association or the Amended and Restated By-laws, an act of the majority of the directors present at a meeting of the Board of Directors, at which a quorum is present, shall be the act of the Board of Directors. In the absence of a quorum, no business shall be transacted except that the members of the Board of Directors present may adjourn such meeting from time to time until a quorum is secured.

Section 7.

    If a majority of the directors present at any meeting of the Board of Directors so determines, any action of the Board of Directors may be conducted by written ballot.

Section 8.

    At the initial meeting of the Board of Directors after each annual meeting of shareholders, the Board of Directors shall elect the committees and officers contemplated by these Amended and Restated By-laws.

Section 9.

    (a) Any director of the Association or any member of any Area Board who has reached his or her 68th birthday or who has retired from his or her principal business position or occupation will not be eligible for re-election as director or as a member of an Area Board; provided, however, that the foregoing provision relating to retirement from such


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

person's principal business position or occupation shall not apply to any director who has served as Chairman of the Board of the Association.

Section 10.

    A director of the Association is eligible for election as a director emeritus if such person is ineligible for re-election as a director of the Association under Section 9 above or if such person has served as a director of the Association for at least five years and voluntarily declines to stand for re-election as a director. Immediately following each annual meeting of shareholders, or from time to time as the Board of Directors may determine, the Board of Directors, in its discretion, may elect one or more eligible persons to serve as a director emeritus for the ensuing year or until his or her successor is elected and shall qualify. Notwithstanding the foregoing, the Board of Directors of the Association may remove, with or without cause, a director emeritus from office at any time. If requested by the Board of Directors, a director emeritus may attend meetings of the Board of Directors, but shall not have voting power or power of final decision on any matter concerning the business or affairs of the Association, and his or her presence at any meeting of the Board of Directors shall not be counted in the determination of a quorum. A director emeritus shall not have the same responsibilities and liabilities imposed by law and banking regulation upon members of the Board of Directors. A director emeritus shall receive such fees as the Board of Directors may from time to time determine. A director emeritus shall not be required to own qualifying shares of Common Stock of SouthTrust Corporation.

Section 11.

    Immediately following each annual meeting of shareholders, or from time to time as the Board of Directors may determine, the Board of Directors of the Association may elect persons to serve as advisory or honorary members of the Board of Directors, and in this regard, may establish, in its discretion and by appropriate resolution, separate advisory or honorary boards in each city or other geographical area in which the Association transacts business (each advisory or honorary board being hereinafter referred to as the "Area Board"). Members of each Area Board shall be elected to serve for the ensuing year and until their successors are elected and shall qualify. Notwithstanding the foregoing, the Board of Directors of the Association may remove, with or without cause, any member of any Area Board at any time. The members of the Area Boards shall assist the Board of Directors and the officers of the Association in business development, with particular emphasis being placed upon business development in the city or other geographical area with respect to which such members have been designated, and shall have such other duties and functions as the Board of Directors, by appropriate resolution, shall determine; provided, however, that the members of the Area Boards shall not have power of final decision on any matter concerning the business or affairs of the Association. If requested by the Board of Directors, the members of the Area Boards shall attend meetings of the Board of Directors of the Association, but shall not have voting power, and the presence of any Area Board member at


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

any meeting of the Board of Directors shall not be counted in the determination of a quorum. Members of the Area Boards shall not be deemed to have the responsibilities and liabilities imposed upon directors of the Association by law and banking regulations. Members of the Area Boards may receive such fees as the Human Resources Committee of the Board of Directors may from time to time determine. The members of each Area Board shall not be required to own qualifying shares of Common Stock of SouthTrust Corporation.

    The provisions of the Amended and Restated Articles of Association and the Amended and Restated By-laws of the Association governing the conduct of meetings of the Board of Directors, including, without limitation, the time and place of any such meeting, the power to convene or call a meeting, the giving of notice of any meeting, and the quorum and voting requirements thereof, shall apply to each Area Board, and meetings and other business of each Area Board shall be convened and conducted in accordance with such provisions.

    The Chief Executive Officer of the city or other geographical area for which any Area Board is established shall serve as an ex officio member of any such Area Board. In addition, subject to the other notice provisions contained herein the Chief Executive Officer of the city or other geographical area for which any Area Board is established shall be entitled to convene or call meetings of any such Area Board and shall be entitled to attend and vote in respect of all matters coming before meetings of any such Area Board.

                                    ARTICLE THREE

                                       Officers

Section 1.

    The officers of the Association shall be a Chairman of the Board of Directors, who shall serve as Chief Executive Officer, and a President, who shall serve as Chief Administrative Officer, both of whom shall be directors; one or more Vice Presidents, one or more of whom may be designated as Executive Vice President; one or more of whom may be designated as Senior Vice Presidents; and one or more of whom may be designated as Group Vice Presidents; one or more Assistant Vice Presidents; a Cashier; a Secretary; a Comptroller; one or more Executive Vice Presidents and Trust Officers, Senior Vice Presidents and Trust Officers, Vice Presidents and Trust Officers and Assistant Vice Presidents and Assistant Trust Officers; and such other officers as may, from time to time, be appointed, or elected, by the Board of Directors to perform such duties as may be designated by the Board of Directors of the Association. The same person may be elected to more than one of such offices, provided that no person may be President and Cashier at the same time. If the office of the Chairman of the Board of Directors becomes vacant, the powers and duties herein vested in and imposed upon the holder of that office shall be vested in and discharged by the President, and the number of persons constituting the Executive


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

Committee of the Board of Directors shall be correspondingly decreased while any such vacancy continues.

Section 2.

    The Chairman of the Board or, in his absence, the President, shall preside at all meetings of the Board of Directors and, in case of absence or inability to act of the Chairman of the Board and of the President, the Board of Directors shall appoint one of their members to preside during such absence or inability.

    The Chairman of the Board, or in his absence, the President shall preside at all meetings of the Executive Committee of the Board of Directors, and, in case of absence or inability to act of the Chairman of the Board and the President, the Executive Committee shall elect one of its members to preside during such absence or inability.

    The Chairman of the Board shall exercise general supervision of the business and affairs of the Association, and, without limiting the foregoing, shall act as the Chief Executive Officer of the Association. In the absence of the Chairman of the Board, the powers and duties hereby vested in and imposed upon such person shall be exercised by the President. In the absence of both the Chairman of the Board and the President, those powers and duties shall be exercised by such officer of the Association as may have been designated for that purpose by the Chairman of the Board or the President, as the case may be. If none has been so designated by either thereof, the Board of Directors shall designate an officer of the Association to act in such capacity.

Section 3.

    The President shall have general executive and administrative powers with respect to the business and affairs of the Association and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of President. The President also shall have and may exercise such further powers and duties as may from time to time be assigned or conferred upon him by the Board of Directors of the Association.

Section 4.

    The Vice Presidents of the Association shall perform such duties and possess such powers as may be directed and delegated by the Board of Directors; the Executive Vice President(s) shall rank in priority over all other Vice Presidents, and the Senior Vice President(s) and Group Vice President(s) shall rank below any Executive Vice President but shall rank in priority and in presiding over all other Vice Presidents.

Section 5.

    The Secretary shall attend all meetings of the Board of Directors and record all the proceedings of the meetings of the Board of Directors in a book to be kept for that purpose, which will be housed in the office of the Secretary. The Secretary shall give, or cause to be given, notice of all meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary shall have the custody of the corporate seal of the Association and he or she, or in the Secretary's absence, the Cashier or an Assistant Secretary, or any other officer of the Association designated by the Board of Directors, shall have authority to affix the same to any instrument requiring it. When so affixed, it may be attested by his or her signature or by the signature of the Cashier. The Board of Directors may give general authority to any other officer to affix the seal of the Association and to attest the affixing by his signature.

Section 6.

    The Cashier shall have the custody of such property and assets of the Association as may be entrusted to him or her by the Board of Directors. In the absence, removal or other disability of the Cashier, the Chairman of the Board or the President shall designate an officer for that purpose who shall perform his or her duties until action by the Board of Directors or Executive Committee.

Section 7.

    The Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, any Group Vice President or any Vice President shall have the power and authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Association, except where required or permitted by law to be otherwise signed and executed and except where the signing and the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Association.

Section 8.

    The Executive Vice President and Trust Officer, each Senior Vice President and Trust Officer and any other officer designated by the Board of Directors are hereby authorized to make, execute and acknowledge all bonds, certificates, deeds, mortgages, notes, releases, leases, agreements, contracts, bills of sale, assignments, transfers, powers of attorney or substitution, proxies to vote stock, or any other instrument in writing that may be necessary in the purchase, sale, mortgage, lease, assignment, transfer, management or handling, in any way, of any property of any description held or controlled by the Association in its corporate or in any fiduciary capacity; and shall have such other duties and powers as shall be designated by the Board of Directors. The Executive Vice President and Trust Officer shall exercise general supervision and management over the affairs of the Trust and Financial

Services Division of the Association. The officers named above shall exercise the authority granted above in compliance with various policies and procedures as may be approved by the Board of Directors or the Trust Policy Committee from time to time.

Section 9.

    The other officers of the Association shall perform such duties as may be prescribed by the Board of Directors, the Chairman of the Board or the President.

Section 10.

    Any office described in Sections 1 through 6 of Article Three of the Amended and Restated By-laws may, by appropriate resolution adopted by the Board of Directors of the Association, be established in respect of any city or other geographical area in which the Association transacts business and the Board of Directors of the Association may elect persons to fill any such office created thereby in Section 1 through 6 of Article Three hereof. In such event, the duties and responsibilities assigned to each officer of the Association also shall constitute the duties and responsibilities of the person serving in a comparable office with respect to any such city or other geographical area, and such persons shall be deemed officers of the Association, except that, in the latter case, such duties and responsibilities shall be limited to the operations of the Association in the city or other geographical area with respect to which such person has been so designated, and provided that there shall be only one Cashier of the Association. Any person designated by the Board of Directors to serve as an officer with respect to any city or other geographical area shall be given such title as the Board of Directors may determine; provided, however, that such titles shall distinguish such persons from those persons holding comparable positions with the Association.

Section 11.

    The officers of this Association shall receive such compensation as may be fixed by the Board of Directors or, if the Board of Directors directs, and following advice or consultation with such persons as the Board of Directors deems appropriate, the Human Resources Committee.

Section 12.

    The Chairman of the Board may suspend any officer of the Association except the President until the next regular or called meeting of the Board of Directors, and any officer of this Association may be removed by a majority of the Board of Directors at any regular or called meeting of the Board of Directors.

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

Section 13.

    Bonds shall be required of the officers, tellers and other employees in such amounts as may be designated by the Board of Directors.

Section 14.

    The officers shall hold office from the time of their respective elections until the first meeting of the Board of Directors following the next annual meeting of the shareholders or until their successors shall be elected and qualify; provided, however, that the Board of Directors may remove, with or without cause, any officer of the Association at any time.


                                     ARTICLE FOUR

                         Conveyances, Transfers and Contracts

Section 1.

    The Chairman of the Board or the President is authorized, in his discretion, to do and perform any and all corporate and official acts in carrying on the business of the Association, either of its own or when acting in any fiduciary capacity whatsoever. Each is hereby empowered, in his discretion, to appoint all necessary agents or attorneys. The Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, any Group Vice President or any Vice President is also authorized to make, execute and acknowledge all deeds, mortgages, releases, leases, agreements, contracts, bills of sale, assignments, transfers, powers of attorney or of substitution, proxies to vote stock, or any other instrument in writing that may be necessary in the purchase, sale, mortgage, lease, assignment, transfer, management, or handling in any way of any property of any description, held or controlled by the Association, either in its own right or in any fiduciary capacity, and the Secretary or Cashier is authorized to act and affix the corporate seal to any and all instruments in writing requiring such attestation or which are executed under seal. The enumeration of particular powers in this By-law shall not restrict, or be taken to restrict, in any way the general powers and authority herein given to said officer.

Section 2.

    The Chairman of the Board, the President, any Executive Vice President, Senior Vice President, Group Vice President, Vice President or Assistant Vice President, including those persons serving in such capacities who also carry the designation of Trust Officer, the Comptroller, the Cashier, or any employee so designated by the Chairman of the Board or the President, is authorized and empowered to receive and give receipts for money due and payable to the Association from any source whatever and to sign and endorse checks, drafts and warrants in its name or on its behalf.

Section 3.

    The Chairman of the Board, the President, any Executive Vice President, Senior Vice President, Group Vice President or Vice President, including those persons serving in such capacities who also carry the designation of Trust Officer, shall have full power and authority to sign and execute any and all trustees' certificates executed by the Association or any certificate of any character pertaining to any activity or condition in the Trust and Financial Services Division of the Association and also shall have full power and authority to sign any acceptance of any trust on behalf of the Association; provided, however, (i) that prior approval of the acceptance of any trust shall have been granted by such directors, officers or committees as shall then be authorized by the Trust Policy Committee to grant such approval and (ii) that the giving of such approval shall be made a matter of written record.


                                     ARTICLE FIVE

                                      Committees

Section 1.

    EXECUTIVE COMMITTEE. The Board of Directors shall, at its initial meeting after its election in each year, elect from among their number a committee of three or more who, with the Chairman of the Board and the President of the Association, acting as ex officio members, shall constitute the Executive Committee of the Board of Directors. Each member of the Executive Committee shall serve for the ensuing year and until his or her successor is elected and shall qualify; provided, however, that any member of the Executive Committee may be removed, with or without cause, at any time by the Board of Directors. All vacancies in said Committee shall be filled by the Board of Directors.

    The Chairman of the Board of Directors and the President of the Association shall be ex-officio members of the Committee and shall have the power to vote with respect to all matters coming before the Executive Committee. The Executive Committee shall meet at such times as it may decide. It shall keep a separate book of minutes of its proceedings and actions, and make reports to the Board of Directors, from time to time, of its actions.

    All the powers of the Board of Directors when the Board is not in session may be exercised by the Executive Committee, except that the Executive Committee shall not declare dividends or distribute assets of the Association. Unless otherwise provided by resolutions duly adopted by the Board of Directors, a majority of the Executive Committee shall constitute a quorum for the transaction of business.

    The Executive Committee shall review all loans when the total liability of the borrower exceeds an established amount, which amount is to be determined and set by the Board of Directors from time to time.

    All persons appointed or elected to office by the Executive Committee shall hold their respective offices only until the next annual meeting of the Board of Directors.

    Each member of the Executive Committee, except salaried officers of the Association, shall be entitled to an attendance fee for each meeting of the Committee, the amount of such fee to be established by the Board of Directors.

Section 2.

    AUDIT AND EXAMINATION COMMITTEE. The Board of Directors shall, at its initial meeting after its election in each year, elect from among its number a committee of three or more who constitute the Audit and Examination Committee of the Board of Directors. No member of the Audit and Examination Committee shall be an officer or employee of the Association or shall be a member of the Trust Policy Committee. Each member of the Audit and Examination Committee shall serve until his or her successor is elected and shall qualify; provided, however, that any member of the Audit and Examination Committee may be removed, with or without cause, at any time by the Board of Directors of the Association.

    The Audit and Examination Committee shall make suitable examinations every six months of the affairs of the Association. The result of such examination shall be reported in writing to the Board of Directors at the next regular meeting thereafter, stating whether the Association is in a sound and solvent condition, whether adequate internal audit controls and procedures are being maintained, and recommending to the Board such changes in the manner of doing business, etc. as shall be deemed advisable. The Audit and Examination Committee, upon its own recommendation and with the approval of the Board of Directors, may employ a qualified firm of Certified Public Accountants to make an examination and audit of the Association. If such a procedure is followed, the one annual examination and audit of such firm of accountants and the presentation of its report to the Board of Directors will be deemed sufficient to comply with the requirements of this section of these Amended and Restated Bylaws.

    At least once during each calendar year and as often as required by regulations, the Audit and Examination Committee shall make suitable audits of the Trust and Financial Services Division or cause suitable audits to be made by auditors responsible only to the Board of Directors and, at such time, shall ascertain whether the Trust and Financial

Services Division has been administered in accordance with law, appropriate regulations and sound fiduciary principles. In lieu of such periodic audits, the Board of Directors may elect to adopt an adequate continuous audit system. A report of the audits and examinations, together with the action taken thereon, shall be noted in the minutes of the Board of Directors.

    Each member of the Audit and Examination Committee, except salaried officers, shall be entitled to an attendance fee for each meeting of the Committee, the amount of such fee to be established by the Human Resources Committee of the Board of Directors.

Section 3.

    TRUST POLICY COMMITTEE. The Board of Directors shall, at its initial meeting after its election in each year, elect from among its number a committee of four or more directors, who are not officers or employees of the Association, who shall constitute the Trust Policy Committee. Each member of the Trust Policy Committee shall serve for the ensuing year and until his or her successor is elected and shall qualify; provided, however, that any member of the Trust Policy Committee may be removed, with or without cause, at any time by the Board of Directors of the Association.

    The Trust Policy Committee shall be responsible for the formulation of policy with respect to all fiduciary functions exercised by the Trust and Financial Services Division and shall take all such action as, in its judgment, may be necessary to insure the proper functioning of the Trust and Financial Services Division in matters pertaining to trust administration, investments, operations and new business development. The Trust Policy Committee shall from time to time receive information reflecting the implementation of its decisions and shall have authority to establish standing or ad hoc committees for the purpose of carrying out policies formulated by it. The Trust Policy Committee shall review the affairs of the Trust and Financial Services Division on an annual basis and, if appropriate, make recommendations with respect thereto.
The Trust Policy Committee may authorize any one or more of its members, or officers assigned to the Trust and Financial Services Division, to grant prior approval of the acceptance of any or all appointments of the Association in a fiduciary capacity and to cause the granting of each such prior approval to be made a matter of written record. The Trust Policy Committee shall have such other and further duties as may from time to time be assigned to it by the Board of Directors.

    All investments of trust funds shall be made, retained or disposed of in accordance with policies, procedures or practices established or approved by the Trust Policy Committee, or with the express approval of the Trust Policy Committee, and the Trust Policy Committee shall keep minutes of all of its meetings showing the disposition of all matters considered and passed upon by it. At least once during each period of twelve months, the Trust Policy Committee shall review, or cause to be reviewed, all the assets held in or for each fiduciary account for which the Trust and Financial Services Division is charged with investment responsibility in order to determine the safety and current value of such accounts and the feasibility of retaining or disposing of them.

    The Trust Policy Committee shall fix the time for its regular meetings (to be held at least quarterly), provide for the call of special meetings and may adopt rules of procedure. Unless otherwise provided by a resolution duly adopted by the Board of Directors, the majority of the Trust Policy Committee shall constitute a quorum for the transaction of business. Each member of the Trust Policy Committee shall be entitled to an attendance fee for each meeting of the Trust Policy Committee, the amount of such fee to be established by the Board of Directors.

Section 4.

    HUMAN RESOURCES COMMITTEE. The Board of Directors shall, at its initial meeting after its election in each year, elect from among its number a committee of three or more members who shall constitute the Human Resources Committee. Each member of the Human Resources Committee shall serve for the ensuing year and until his or her successor is elected and shall qualify; provided, however, that any member of the Human Resources Committee may be removed, with or without cause, at any time by the Board of Directors of the Association. The Human Resources Committee shall monitor, on behalf of the Board of Directors, management's performance in providing the management and manpower requirements for the proper functioning and progress of the Association and shall counsel with management; the Human Resources Committee shall review plans for management succession, management training and management development programs; the Human Resources Committee shall review (and, if directed by the Board of Directors, establish) salary and wage administration procedures, including current ranges and surveys; approve any major deviation from established salary and wage levels; review compliance with applicable regulations; approve (and, if directed by the Board of Directors, establish) compensation of the principal executive officers, considering the recommendation of the Chairman of the Board, and in the case of the Chief Executive Officer's salary, considering the recommendation of the Chairman or President of SouthTrust Corporation; establish directors' fees, review and recommend proposed new Board members; review employee relation plans and activities; and establish a budget for contributions and review management's recommendations for individual contributions.

    Each member of the Human Resources Committee shall be entitled to an attendance fee for each meeting of the Human Services Committee, the amount of such fee to be established by the Board of Directors.

Section 5.

    The Board of Directors also may appoint, from time to time, such other committees, including temporary committees, for such purposes and with such powers as the Board of

Directors may determine, and may establish such attendance fees for the members of such other committees as the Board of Directors may determine.

Section 6.

    The persons constituting the entire membership of any committee provided for or created pursuant to the Amended and Restated By-laws may be increased by the Board of Directors whenever it sees fit. In the case of any such increase in the membership of any such committee, the Board of Directors may fix the term of service on any committee of any person elected to fill a vacancy created by any such increase.


                                     ARTICLE SIX

                                        Loans

Section 1.

    Loans may be made by or upon the authority of the Executive Committee or its designee as specified in the Loan Policy and Administration Manual.

Section 2.

    The Board of Directors shall from time to time establish regulations or standards respecting the review and authority subject to which real estate loans may be made by the Association in any fiduciary capacity. Authority to make real estate loans in a fiduciary capacity may be delegated by the Board of Directors to the Trust Policy Committee; such loans may be made by an officer or a committee of officers who may be authorized and directed by the Trust Policy Committee, as the case may be, to perform those duties. In any such case, instructions relating to the powers, duties, authority and procedure for approving such loans, the maximum and minimum amounts of same, the terms and conditions of same, and the names of officers authorized to approve such loans and appraise or approve the appraisal of the real estate concerned, shall be set forth in detail in the minutes of the Trust Policy Committee.

Section 3.

    On payment of the sums loaned for which collateral security has been taken, either by mortgage of real or personal property or by other pledge of collateral, whether said loans have been made from funds of the Association or from funds held in a fiduciary capacity, the Executive Committee shall from time to time designate bank officers that shall have the full power and authority to release or cancel the same on the margin of the record, if recorded, or in any other manner as the law in such cases may require or permit.

                                    ARTICLE SEVEN

                                      Borrowings

Section 1.

    With the approval of the Board of Directors or Executive Committee, the Chairman of the Board, the President, any Executive Vice President, Senior Vice President, Group Vice President, or Vice President, including those persons serving in such capacities who also carry the designation of Trust Officer, shall have the authority to borrow money, including the authority to pledge and hypothecate any securities or any stacks or bonds, notes, or any property, real or personal, of the Association as collateral for such loan, and to endorse or guarantee in its name any notes or obligations payable or belonging to the Association and to execute and acknowledge, any document or instrument required for such purpose or purposes.

Section 2.

    All time or interest bearing certificates of deposit may be signed by the Chairman of the Board, the President, any Executive Vice President, Senior Vice President, Group Vice President, Vice President or any Assistant Vice President, the Cashier or any employee or employees of the Association designated by name or by job title or description from time to time by the Chairman of the Board or the President. The provisions of this Section 2 are supplemental to any other provision of these Amended and Restated By-laws.


                                    ARTICLE EIGHT

                                   Savings Deposits

Section 1.

    Savings deposits shall be subject to such rules and regulations as may be adopted from time to time by the Board of Directors of this Association.

                                     ARTICLE NINE

                                    Corporate Seal

Section 1.

    The Corporate Seal of the Association shall be circular in shape and around the outer circle shall have the words: SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, and on the inner circle may, but need not include the words:
BIRMINGHAM, ALABAMA.


                                     ARTICLE TEN

                             Dividends and Distributions

Section 1.

    The Board of Directors may, at any regular or special meeting, declare such dividends, or make such distributions, as in its judgment are proper, out of the earnings and funds of the Association legally available therefor.


                                    ARTICLE ELEVEN

                                  Stock Certificates

Section 1.

    Certificates evidencing shares of capital stock of this Association shall be signed by the Chairman of the Board, the President or any Vice President or Assistant Vice President and the Cashier, or the Secretary and shall have the seal of the Association affixed thereto. Stock certificates shall conform to law in all respects.

Section 2.

    Transfers of shares of capital stock of the Association can only be made in writing upon the production of a certificate or certificates evidencing such shares of capital stock with a transfer and assignment endorsed thereon by the person, or persons, in whose name the certificates were issued, the personal representatives thereof, or duly authorized attorneys-in-fact. The former certificate or certificates shall be surrendered and canceled before the new certificate or certificates are issued or delivered.

Section 3.

    The stock transfer books may be closed for such purposes and such time as may be specified in resolutions duly adopted by the Board of Directors.

Section 4.

    In case of loss or destruction of any certificate evidencing shares of capital stock of the Association, the holder or owner thereof shall give notice thereof to the Cashier or Secretary of the Association, and if such holder or owner shall desire the issue of a new certificate in the place of the one lost or destroyed, he or she shall make affidavit of such loss or destruction and deliver the same to the Cashier or the Secretary of the Association and accompany the same with a bond, with security satisfactory to the Association, to indemnify and save harmless the Association against any loss, damage or expense in case the certificate so lost or destroyed should thereafter be presented to the Association. The proof of loss, and the condition and security of the said bond, shall be approved by the Executive Committee or Board of Directors before the issue of any new certificate.


                                    ARTICLE TWELVE

               Amendment and Repeal of the Amended and Restated By-laws

Section 1.

    The Amended and Restated By-laws may be altered, amended or repealed by the Board of Directors or the shareholders of the Association.


                                   ARTICLE THIRTEEN

                            Emergency Preparedness Program

Section 1.

    In the event of the destruction of properties, personnel and records of the Association, to the extent that continued operation of the Association is not reasonably possible, provisions in various resolutions hereafter adopted by the Board of Directors with reference to emergency operations shall become effective and continue to be in effect until conditions warrant the reestablishment of operations.

                                                                 Exhibit 6



                                  CONSENT OF TRUSTEE


Pursuant to the Requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of Public Facilities Revenue Bonds by Castle Rock Ranch Public Improvement Authority, we hereby consent that reports of examination by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                             SouthTrust Bank of Alabama National Association



                             By: /s/ JOHN HIOTT
                                 ---------------------------------
                                 Vice President & Manager
                                 Corporate Trust


Dated:  DECEMBER 9, 1996

                                                                    Exhibit 7
Comptroller of the Currency
Administrator of National Banks


REPORT OF CONDITION


Consolidating domestic and foreign subsidiaries of the

SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION of Birmingham in the state of Alabama, at the close of business on June 30, 1996, published in response to call made by Comptroller of the Currency, under title 12, United States Code,
Section 161. Charter Number 14569 Comptroller of the Currency Southeastern District.


Statement of Resources and Liabilities

ASSETS                                                           Thousands of dollars
    Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin . . . . . . . .   306,714
         Interest-bearing balances. . . . . . . . . . . . . . . . . . . . .     1,088
    Securities
         Held-to-maturity securities . . . . . . . . . . . . . . . . . . .    867,810
         Available-for-sale securities . . . . . . . . . . . . . . . . . .  1,440,445
    Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
      Agreement subsidiaries, and in IBFs:
         Federal funds sold . . . . . . . . . . . . . . . . . . . . . . .     141,400
         Securities purchased under agreements to resell. . . . . . . . .      50,942
    Loans and lease financing receivables:
         Loans and leases, net of unearned income . . . . . . . 8,827,508
         LESS: Allowance for loan and lease losses. . . . . . .   118,785
         LESS: Allocated transfer risk reserve. . . . . . . . .         0
         Loans and leases, net of unearned income, allowance
          and reserve . . . . . . . . . . . . . . . . . . . . . . . . . .   8,708,723
    Assets held in trading accounts . . . . . . . . . . . . . . . . . . .           0
    Premises and fixed assets (including capitalized leases). . . . . . .     207,874
    Other real estate owned . . . . . . . . . . . . . . . . . . . . . . .      12,873
    Investments in unconsolidated subsidiaries and associated companies .           0
    Customers' liability to this bank on acceptances outstanding. . . . .      22,628
    Intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . .      46,566
    Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     227,841
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12,034,904

LIABILITIES

    Deposits:
         In domestic offices . . . . . . . . . . . . . . . . . . . . . .    7,283,943
              Noninterest-bearing. . . . . . . . . . . . . . .  1,363,993
              Interest-bearing . . . . . . . . . . . . . . . .  5,919,950
         In foreign offices, Edge and Agreement subsidiaries, and IBFs        258,360
    Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
      Agreement subsidiaries, and in IBFs:
         Federal funds purchased . . . . . . . . . . . . . . . . . . . .    1,440,446
         Securities sold under agreements to repurchase. . . . . . . . .      475,761
    Demand notes issued to the U.S. Treasury . . . . . . . . . . . . . .       59,198
    Trading liabilities. . . . . . . . . . . . . . . . . . . . . . . . .            0
    Other borrowed money:
         With a remaining maturity of one year or less . . . . . . . . .      977,763
         With a remaining maturity of more than one year . . . . . . . .      427,000
    Mortgage indebtedness and obligations under capitalized leases . . .            0
    Banks liability on acceptances executed and outstanding. . . . . . .       22,628
    Subordinated notes and debentures. . . . . . . . . . . . . . . . . .      150,000
    Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .      130,349
    Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .   11,225,448
    Limited-life preferred stock and related surplus . . . . . . . . . .            0

EQUITY CAPITAL

    Perpetual preferred stock and related surplus. . . . . . . . . . . .            0
    Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,006
    Surplus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      182,284
    Undivided profits and capital reserves . . . . . . . . . . . . . . .      632,106
         Net unrealized holding gains (losses) on available-for-sale
          securities . . . . . . . . . . . . . . . . . . . . . . . . . .      (13,940)
    Cumulative foreign currency translation adjustments. . . . . . . . .            0
    Total equity capital . . . . . . . . . . . . . . . . . . . . . . . .      809,456
    Total liabilities, limited-life preferred stock, and equity
     capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12,034,904

                                          I, Carol H. Tiarsmith, Senior Vice
                                          President and Controller of
                                          SouthTrust Bank of Alabama, National
                                          Association, do hereby declare that
                                          this Report of Condition is true and
                                          correct to the best of my knowledge
                                          and belief.

                                          /s/ CAROL H. TIARSMITH
                                          --------------------------------
                                          Carol H. Tiarsmith


                                          October 9, 1996
                                          --------------------------------
                                          Date